UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 10, 2016

Date of Report (Date of Earliest Event Reported)

CFCRE 2016-C3 Mortgage Trust

(Exact name of issuing entity)

Cantor Commercial Real Estate Lending, L.P.

(Exact name of sponsor as specified in its charter)

Société Générale

(Exact name of sponsor as specified in its charter)

Liberty Island Group I LLC

(Exact name of sponsor as specified in its charter)

CCRE Commercial Mortgage Securities, L.P.

(Exact name of registrant as specified in its charter)

Delaware	333-207567-01	27-5333184
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

110 East 59th Street

New York, New York

(Address of principal executive offices)

(212) 915-1700

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On January 28, 2016, CCRE Commercial Mortgage Securities, L.P. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2016 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Wilmington Trust, National Association, as trustee, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, and Wells Fargo Bank, National Association, as certificate administrator, custodian and paying agent, of CFCRE 2016-C3 Mortgage Trust Commercial Mortgage Pass-Through Certificates, Series 2016-C3 (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in CFCRE 2016-C3 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 38 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 67 commercial, multifamily and manufactured housing community properties (the “Mortgaged Properties”).

The Mortgage Loan secured by the Mortgaged Properties identified as “AG Life Time Fitness Portfolio” on Exhibit B to the Pooling and Servicing Agreement (the “AG Life Time Fitness Portfolio Mortgage Loan”), which is an asset of the Issuing Entity, is part of a whole loan (the “AG Life Time Fitness Portfolio Whole Loan”) that includes the AG Life Time Fitness Portfolio Mortgage Loan and two other loans that are pari passu to the AG Life Time Fitness Portfolio and to each other (each, a “AG Life Time Fitness Portfolio Pari Passu Companion Loan”). The AG Life Time Fitness Portfolio Pari Passu Companion Loans are not assets of the Issuing Entity. The AG Life Time Fitness Portfolio Whole Loan, including the AG Life Time Fitness Portfolio Mortgage Loan, as of February 10, 2016, will now be serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.1 and which is dated as of February 1, 2016 (the “COMM 2016-CCRE28 Pooling and Servicing Agreement”), among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version was attached to the current report on Form 8-K filed by the Issuing Entity on January 28, 2016.

The terms and conditions of the COMM 2016-CCRE28 Pooling and Servicing Agreement applicable to the servicing of the AG Life Time Fitness Portfolio Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “Pooling and Servicing Agreement” in the Prospectus filed by the Issuing Entity pursuant to Rule 424(b)(2) with respect to the Certificates on January 28, 2016.

Item 9.01.        Financial Statements and Exhibits.

(d)      Exhibits

Exhibit 4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CCRE COMMERCIAL MORTGAGE SECURITIES, L.P.
(Registrant)
Date: February 11, 2016
	By:	/s/ Anthony Orso
Name: Anthony Orso
Title: Co-Principal Executive Officer

CFCRE 2016-C3 – Form 8-K

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
4.1	Pooling and Servicing Agreement, dated as of February 1, 2016, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Park Bridge Lender Services LLC, as asset representations reviewer, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)